Exhibit 99.1

PRESS RELEASE

For Immediate Distribution

Agape ATP Corporation Announces Key USD23.0 Million Private Placement to Institutional Investors

Strategic funding to accelerate ATPC’s expansion in healthcare, oil & gas, and renewable energy sectors

KUALA LUMPUR, 5 MARCH 2025 – NASDAQ-listed AGAPE ATP Corporation (“ATPC”) today announced that it has entered into agreements for a $23 million (USD) private placement with institutional investors. This strategic funding will support ATPC’s continued expansion in healthcare, oil & gas trading, and renewable energy, reinforcing the company’s commitment to innovation, sustainability, and long-term market leadership.

Under the terms of the agreements, 46 million shares of common stock will be issued at USD 0.50 per share, in accordance with Regulation S of the U.S. Securities Act, which governs offerings to non-U.S. investors. The placement has been secured through subscription agreements with 18 institutional investors. The transaction is expected to close within 30 business days, subject to the satisfaction of conditions precedent and regulatory procedures.

This announcement comes at a pivotal time for ATPC, as the company continues to expand its global presence across key industries. In the energy sector, ATPC recently signed a strategic partnership with Swiss One Oil & Gas AG to facilitate large-scale fuel procurement, including EN590 10PPM diesel and Jet Fuel A1, marking a significant step into the oil and gas trading market.

Prof Dato’ Sri Dr How Kok Choong, the Founder and Global Group CEO of ATPC stated, “This private placement marks an important milestone in ATPC’s growth journey. The participation of institutional investors reflects confidence in our business strategy and long-term potential. With our expansion into oil & gas trading, solar energy, and our continued commitment to healthcare and wellness solutions, this investment will accelerate our ability to execute on key projects, strengthen our operational capabilities, and enhance shareholder value.”

Following this transaction, ATPC’s total issued shares will increase from 4,005,381 to 50,005,381. The shares issued will be subject to a registration statement filing with the U.S. Securities and Exchange Commission (“SEC”) within 45 days, ensuring compliance with regulatory requirements.

With this announcement, ATPC reinforces its commitment to financial strength, sustainable business growth, and long-term shareholder value. The company remains focused on leveraging strategic investments to enhance its market leadership and capitalize on opportunities in high-growth sectors.

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About AGAPE ATP Corporation

Agape ATP Corporation (ATPC) is dedicated to enhancing the quality of life and promoting sustainable development. With a strong foundation built on two core business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, ATPC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

For more information, visit www.agapeatpgroup.com.

Issued By: Koa International Sdn. Bhd. on behalf of Agape ATP Corporation

For more information, please contact:

Jazzmin Wan

Tel: +60 17-289 4110

Email: j.wan@swanconsultancy.biz

Mandy Tan

Tel: +60 16-477 2257

Email: m.tan@swanconsultancy.biz

FORWARD-LOOKING STATEMENT

Certain statements contained in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected benefits and outcomes of the partnerships announced by AGAPE ATP Corporation (“ATPC”) and the potential for medical innovations and healthcare advancements through these collaborations. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to execute its strategies, manage growth, and maintain its corporate culture; the Company’s future business development, financial conditions, and results of operations; expectations regarding demand for and market acceptance of our products and services; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in Malaysia and the international markets the Company plans to serve, and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and AGAPE ATP Corporation specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

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